                                    L E A S E

                                       for

                      T H E   W O O D W A R D   B U I L D I N G

                              733 15TH STREET, N.W.
                             Washington, D.C. 20005

         THIS AGREEMENT made this 28th day of June, 1994, by and between 15TH & H STREET ASSOCIATES, a District of Columbia limited partnership, (hereinafter referred to as "Landlord") and Capitol Hill Publishing Company, Inc. (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         1.PREMISES, TERM, RENT. That for and in consideration of the rents, covenants, and agreements hereinafter set forth, the parties to this Lease hereby agree as follows:

DEMISED PREMISES               Suite 1140

         located within the Woodward Building, Lot 22, Square 222 in the District of Columbia, for the term of Five (5) years (or until such term shall sooner cease and expire as hereinafter provided), commencing on the First day of August, 1994, and ending on the Last day of July, 1999, both dates inclusive, the said Tenant yielding and paying as rent for said term the sum of Three Hundred Eighteen Thousand Three Hundred Five and 00/100 Dollars ($318,305.00) RENT without deduction or demand, payable in advance in equal monthly installments of Five Thousand Three Hundred Ninety Five and 00/100 Dollars ($5,395.00)* (hereinafter referred to as the basic monthly rental) the first installment payable on the execution of this agreement and the remaining installments payable in advance on the first day of each and every month during the said term at the Building Manager's office, The Southern Building, Washington, D.C., or at such other place as the Landlord may hereafter designate in writing. Rent checks are to be made payable to Landlord or such other person, firm, or corporation as the Landlord may designate in writing. All special partitioning or other special charges shall be payable as so much additional rental and in the same manner thereas.

         A. Effective the first day of July of each year following the date this Lease commences, the Base Rent payable hereunder shall be adjusted to compensate for any increase in the index now known as "United States Bureau of Labor Statistics Consumer Price Index for Urban Wage Earners and Clerical Workers, Washington, D.C. SMSA (1982-84 = 100) All Items" (the "Index") over the Base Index. Notwithstanding the preceding sentence, in no event shall the adjustment of Base Rent for any year be less than monthly rental of the preceding year and shall not exceed __% per annum. In order to apply such adjustments in a timely and convenient manner, Landlord and Tenant agree that the Base Index shall be the Index for the month which is four months prior to the month in which the Lease Commencement Date occurs and that adjustments of Base Rent shall be based upon comparison of the Index for the month of March in the calendar year for which an adjustment is to be made (the "Current Index") with the Base Index. Adjusted Base Rent shall be calculated as follows: (1) the percentage increase in the Index shall be determined by dividing (a) the difference of the Current Index minus the Base Index, by (b) the Base Index; (2) the increase in Base Rent due to increase in the Index shall be determined by multiplying the original Base Rent the increase payable hereunder by the percentage increase in the Index; If the Index is discontinued with no comparable successor Index, the parties shall use their best efforts to agree upon a substitute formula, but if the parties are unable so to agree, then a substitute formula shall be determined by arbitration in Washington, D.C. pursuant to the rules then obtaining of the American Arbitration Association. Landlord and Tenant shall bear equally all costs, excluding the attorney fees of each, in connection with such arbitration.

         B. Tenant hereby agrees to pay his pro rata share of any increase in real estate taxes over and above Tax Yr. '95 (the amount of real estate taxes in effect at the time of the signing of this lease), whether the said increase in the is a result of an increase in the tax rate, or a new tax and/or reassessment of the property or for any other reason. The Tenant's share shall be calculated by multiplying the increase by a fraction, the denominator of which shall be 164,329 square feet (office area in building) and the numerator of which shall be 3,500 (square feet in Tenant's space), or 2.129%. This increase shall be paid to Landlord as additional rental in twelve (12) equal monthly installments, beginning with the month that the increase becomes effective. In no event shall the amount payable by Tenant under this lease be less than the rental for the previous year. It is understood that any pro rata percentage increase in rental to cover increased real estate taxes as set forth above shall be deemed to be rent only, and that the relationship between the parties is that of Landlord and Tenant, and not of joint ventures, and is not a relationship in the nature of a partnership. The Tenant does hereby take and hold said Demised Premises at the rent hereinabove reserved and payable as aforesaid and upon and subject to the terms and conditions herein contained.

         2. EXTENSIONS. In the absence of written notice given by either party to the other not less than 120 days prior to the expiration of the Lease Term, including any extension thereof, the Lease Term shall be extended automatically for a period of one year. Either party may terminate any such automatic extension, effective


- ------------------------

* Rent shall be abated for the month of September 1994





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as of any rental due date, by written notice given to the other less than 120 days before the date of such termination. In the event of such automatic extension, the Lease Expiration Date shall be the earlier of the last day of the last one-year automatic extension period under this paragraph or the date of termination invoked by either party pursuant to this paragraph.

         3. USE OF PREMISES. Tenant shall use and occupy the Demised Premises solely for the conduct of the following described business: Business Offices and for no other purpose whatsoever without the prior written consent of Landlord. The Demised Premises shall be used and occupied by Tenant (and its permitted assignees and subtenants) solely for the purpose of office space and for no other purpose. Tenant (and its permitted assignees and subtenants) shall not use or permit the use of the Building. the Demised Premises or any part thereof for any disorderly, unlawful or hazardous purpose, or in a manner which will obstruct or interfere with the rights of other tenants or their invitees or in any way injure or annoy them, or in any manner which would tend to lower the character of the Building.

         4. CONDITION OF PREMISES. The Tenant agrees that he will keep the demised premises and the fixtures therein in good order and condition and will, at the expiration or other termination of the term thereof surrender and deliver up the same in like good order and condition as the same now os or shall be at the commencement of the term hereof, ordinary wear and tear, damage by fire, storm or other unavoidable casualty excepted. Tenant shall however be liable for damage by fire or any other cause to the demised premises resulting from Tenant's gross negligence or willful misconduct.

         5. SUBLETTING AND ASSIGNMENT. The Tenant will not sublet the demised premises or any part thereof or transfer possession or occupancy thereof to any person, firm or corporation or transfer or assign this lease without the prior written consent of the Landlord, nor shall any subletting or assignment hereof be effected by operation of law or otherwise than by the written consent of the Landlord, provided the landlord shall not unreasonably withhold permission or unreasonably delay subletting.

         6. DEFAULT OF TENANT AND LATE PAYMENT.
         A. Default Defined. A default under this Lease shall be defined as the occurrence of any one or more of the following events (a "Default'):

                  (i) Tenant's failure to pay any installment of Base Rent or Additional Rent representing Tenant's pro rata share of real estate tax increase on or before the fifth day of the month in which such installment is due and payable under this Lease, although no legal or formal demand has been made thereforE;

                  (ii) Tenant's failure to pay any other item of Additional Rent when due and payable under this Lease, if such failure continues for a period of five (5) days after Landlord gives notice to Tenant of impending default resulting from such failure;

                  (iii) Tenant's vacating the Demised Premises and permitting the same to remain unoccupied and unattended, or removing or attempting to remove or manifesting an intent to remove, outside of the ordinary course of business, Tenant's goods or property from the Demised Premises without first having satisfied all payments of rent then due and payable under this lease;

         B. If Tenant shall default (as hereinafter defined by section 20 of this Lease) in the payment of any item of rent provided by this lease, Tenant shall pay to Landlord as Additional Rent an amount equal to Five percent (5%) of the sum of rent for which Tenant is in default, which shall represent agreed liquidated damages for Landlord's additional administrative costs due to late payment.

         C. Additional Security. If, for two (2) months of any period of four
(4) consecutive months, Tenant shall fail to pay any monthly installment of rent on or before the tenth day of the month in which such payment is due under this Lease, Landlord may declare the total amount of monthly installments of rent payable under this Lease for the six (6) months immediately following to be due and payable within ten (10) days after Landlord gives notice to Tenant of such action. For the purpose of this subparagraph, the term "monthly installment of rent" shall mean the total of monthly installments of Base Rent, Additional Rent for Real Estate Tax Increase, and only Additional Rent payable for a month under this Lease. Landlord shall hold any amount received under this subparagraph in escrow, to be applied to satisfaction of Tenant's rent account for such six-month period as each installment of rent otherwise shall become due and payable. This subparagraph may not be invoked while a case under the Bankruptcy Code is pending in which Tenant is the subject debtor.

         7. FIRE. The Tenant will not do or permit anything to be done in the demised premises or building of which they form a part or bring or keep anything therein which shall in any way increase. the rate of fire or other insurance on said building, or on the property kept therein, or obstruct, or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them or conflict with them or conflict with the fire laws or regulations, or with any insurance policy upon said building or any part thereof, or with any statutes, rules or regulations enacted or established by the appropriate governmental authority. If any increase in the fire insurance rate is determined by the Insurance Rating Bureau of the District of Columbia to be due to such activity or equipment in the demised premises, such statements shall be deemed conclusive evidence that such increase in rate is due to such activity or equipment, and the Tenant shall be liable for such increase and shall pay Landlord therefor as so much additional rent.

         8. ALTERATIONS. Tenant will not make any alterations, installations, changes, replacements, additions, or improvements (structural or otherwise) in or to the demised premises or any part thereof, without the prior written consent of the Landlord. All alterations, installations, (including, but not by the way of limitation, carpeting or shelving), changes, replacements, additions to or improvements upon the demised premises (whether with or without the Landlord's consent and without regard to whether installed at the cost of the tenant or Landlord) shall at the election of the Landlord remain upon the demised premises and be surrendered with the demised





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premises at the expiration of this lease without disturbance, molestation, or injury. Should the Landlord elect that alterations, installations, changes, replacement, additions to or improvements made by Tenant upon the demised premises be removed upon termination of this lease and or upon termination of any renewal period thereof, the Tenant hereby agrees to cause same to be removed at the Tenant's sole cost and expense and should Tenant fail to remove the same, then and in such event the Landlord may cause same to be removed at the Tenant's expense and the Tenant hereby agrees to reimburse the Landlord for the cost of such removal together with any and all damages which the Landlord may suffer and sustain by reason of the failure of the Tenant to remove same. Provided that the Landlord will not unreasonably withhold approval of alteration - Also provided that only what the Landlord installed belongs to the Landlord.

         9. SIGNS AND TENANT'S AGREEMENT. Tenant further agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside f the demised premises or building, except on the directories and doors of offices and then only in such size, color, and style as the Landlord shall approve; and that all lettering on office doors shall be at the Tenant's expense; that the Landlord may have the right to prohibit any advertisement of any Tenant which in the Landlord's opinion tends to impair the reputation of the building or its desirability as a building for offices of professionals, associations or other institutions and business of like nature, and upon written notice form the Landlord, Tenant shall refrain form and discontinue such advertisement; that the Landlord shall have the right to prescribe the weight and method of installation and position of safes or other heavy fixtures or equipment and Tenant will not install in the premises any fixtures, equipment or machinery that will place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry; that all damage done to the building by taking in or removing a safe or any other or any other article of Tenant's office equipment, or due to its being in the premises, shall be repaired at the expense of the Tenant. No freight, furniture, or other bulky matter of any description will be received into the building or carried in the elevators, except as provided by the Landlord. All moving of furniture, material and equipment shall be under the direct control and supervision of the landlord, who shall however, not be responsible for any damage to or charges for moving same. Tenant agrees promptly to remove from the public area adjacent to said building any of Tenant's merchandise there delivered or deposited. Landlord, at his option, on 60 days written notice, may terminate Tenant's occupancy of the demised premises and move Tenant to comparable or better space elsewhere in the Woodward Building provided that the moving expense of Tenant shall be at Landlord's sole cost and expense. In this event the current lease shall remain in full force and effect for such new space, save only for the substitution of the new space for that previously leased by the Tenant herein.

         10. TENANT'S EQUPMENT. Electrical Equipment. Tenant shall not install or operate in the Demised Premises or in the Building any electrically operated equipment or machinery which operates at a capacity of greater than 110 volts/15 amps without first obtaining the written consent of Landlord. Landlord may condition such consent upon (i) Tenant's agreement to pay Additional Rent in compensation for the excess consumption of electricity (or of any other utility service) and for the cost of additional wiring and facilities occasioned by the operation of such equipment or machinery, and (ii) Tenant's securing any necessary permits from governmental authorities and utility companies. Tenant shall not install or operate in the Demised Premises or in the Building any equipment or machinery which may necessitate any changes, replacements or additions to then existing Building systems, or which may affect the general use of any such system, without first obtaining the written consent of Landlord. Landlord may condition such consent upon Tenant's agreement to pay as Additional Rent the cost of changes, replacements or additions to Building systems necessary for the operation of such equipment or machinery. Tenant shall not operate in the Demised Premises or in the Building any equipment or machinery which causes noise or vibration to such a degree as to be objectionable to Landlord or to any other tenant of the Building.

         11. INSURANCE AND INDEMNITY. Insurance to be Procured by Tenant. Tenant, at its sole cost and expense, shall obtain and maintain in effect at all times during the any period of holding over hereunder, policies of insurance providing for the following coverage:

         A. A policy covering Tenant's trade fixtures and equipment installed and located within the Demised Premises; any alterations made by Landlord as Landlord's work hereunder or by Tenant in or to the Demised Premises or the Building, whether or not removable by Tenant upon the expiration or termination of this Lease; and all of the furnishings, merchandise, and other contents within the Demised Premises, for the full replacement value of such items. Coverage shall at least insure against any and all perils included within the classification "fire and Extended Coverage" under insurance industry practice in the District of Columbia, together with insurance against vandalism, malicious mischief, and sprinkler leakage or other sprinkler damage (if applicable). Any proceeds of such insurance insuring alterations which are not removable by Tenant upon the expiration or termination of this Lease shall be used only to repair or replace the items so insured or to compensate Landlord for their loss

         B. [DELETED]

         C. A comprehensive policy of general liability insurance protecting against liability for bodily injury, personal injury, death or property damage occurring in or about any part of the Demised Premises or the Building against which Tenant is required to indemnify Landlord, with such policy to be in the minimum amounts of $500,000 with respect to bodily injury, personal injury or death to any one person, $1,000,000 with respect to bodily injury, personal injury or death in any one occurrence, and $100,000 with respect to property damage. In the event that it becomes customary for tenants of like properties in the District of Columbia to the required to obtain and maintain in effect such policies of general liability insurance with coverage limits higher than the foregoing limits, then Tenant shall be required, upon notice given by Landlord, to obtain insurance policies the limits of which are not less than the customary limits.

         12. ACCESS. Tenant further agrees that it will allow the Landlord, its agent or employees, to enter the demised premises at all reasonable times to examine, inspect or to protect the same or prevent damage or injury to the same, or to make such alterations and repairs as the Landlord may deem necessary; or to exhibit the same to prospective tenants during the last three (3) months of the term of this lease.




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         13. ILLEGAL USE. The Tenant will not use or permit the demised premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any other purpose than hereinbefore specified; and will not manufacture any commodity therein, without the prior written consent of the Landlord.

         14. DAMAGE. All injury to the demised premises or the building of which they are a part, caused by moving the property of Tenant into, in or out of, the said building and all breakage done by Tenant, or the agents, servants, employees and visitors of Tenant, shall be repaired by the Tenant, at the expense of the Tenant. In the event that the Tenant shall fail to do so, then Landlord shall have the right to make such necessary repairs, alterations and replacements (structural, non-structural or otherwise) and any charge or cost so incurred by the Landlord shall be paid by the Tenant with the right on the part of the Landlord to elect in its discretion to regard the same as additional rent payable with the installment of rent next becoming due or thereafter falling due under the terms of the lease. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

         15. PERSONAL PROPERTY. All personal property of the Tenant in the demised premises or in the building of which the demised premises in a part shall be at the sole risk of the Tenant. The Landlord shall not be liable for any accident to or damage to property of Tenant resulting from the use or operation of elevators or of the heating, electrical or plumbing apparatus. Landlord shall not, in any event, be liable for damages to property resulting from water, steam, or other causes. Tenant hereby expressly releases Landlord from any liability incurred or claimed by reason of damage to Tenant's property. Landlord shall not be liable in damages, nor shall this lease be affected, for conditions arising or resulting, and which may affect the building of which the demised premises i part, due to construction on contiguous premises.

         16. LIABILITY OF LANDLORD. Landlord and its agents, employees, and contractors shall not be liable to Tenant, its agents, employees, contractors, invitees or licensees for any damage, claim or liability arising from: (a) the necessity for making repairs to the Demised Premises or the Building and any resultant interruption of the use of the Demised Premises or any part of the Building; (b) accident or damage in connection with the use or operation by any person of elevators or heating, cooling, electrical or plumbing equipment in the Building; (c) fire, robbery, theft, mysterious disappearance or any other casualty; (d) leakage of water, steam, rain, snow or any other substance into or from any part of the Demised Premises or the Building; (e) any failure of the security system or guard service provided hereunder; (f) any personal injury resulting from the use, occupancy or condition of the Demised Premises; or (g) termination of this Lease by reason of the destruction of the Demised Premises; PROVIDED, HOWEVER, that nothing herein shall be construed to relieve Landlord and its agents, employees, and contractors from liability for gross negligence or willful misconduct. No such event or events shall be deemed an eviction, actual or constructive, and Tenant shall not be entitled to terminate this Lease or to any reduction or adjustment or rent as a result of any such event or events. Any goods, property or personal effects of Tenant, its agents, employees, contractors, invitees, licensees, customers, family members or guests stored or placed in or about the Demised Premises or the Building shall be at the sole risk of the owner of such goods, property or personal effects, and Landlord shall not be responsible for same.

         17. SERVICES. Landlord shall furnish to Tenant reasonably adequate electricity, exterior window cleaning service (as required in Landlord's sole and reasonable judgment), and, provided the Demised Premises are kept in good order by Tenant, usual cleaning and char service after 6:00 p.m. on Monday through Friday (exclusive of holidays). Landlord shall not be responsible for cleaning, repair or other maintenance of carpets, rugs or drapes within the Demised Premises, whether provided by Landlord or not, and such items shall be the sole responsibility of Tenant. Landlord shall replace light bulbs or tubes for Building standard lighting fixtures only. Landlord shall furnish rest room facilities, necessary lavatory supplies, and running water for the general use of tenants of the Building. Landlord shall furnish automatically-operated elevator service, and at least one elevator will be subject to call at all times. Landlord shall furnish heat and air conditioning from 8:00 a.m. to 6:00 p.m. on Monday through Friday (exclusive of holidays) and from 9:00 a.m. to 1:00 p.m. on Saturday and weekday holidays, during those seasons of the year when such services are normally and usually furnished in comparable office buildings in Washington, D.C. and within the temperature ranges and in such amounts normally or usually furnished in such comparable office buildings. If Tenant requires heat or air conditioning beyond the hours specified by this paragraph, Landlord shall furnish such additional heat or air conditioning upon notice of such requirement given to Landlord (verbal, written or by means of automated system, as required by Landlord from time to time) no later than noon of the last business day preceding the day on which Tenant requires such additional heat or air conditioning. Tenant shall pay to Landlord as Additional Rent a charge for such additional heat or air conditioning in accordance with Landlord's then current schedule of charges, which may be made and changed from time to time without notice to Tenant. Landlord shall provide a security system or guard service for the Building; PROVIDED, HOWEVER, that no representation or warranty is made by Landlord with respect to the adequacy, completeness or integrity of the security system or guard service so provided. Landlord reserves the right to change or modify the security system or guard service (including the right to substitute one for the other) at any time in its sole judgment. Landlord shall not be liable in any respect for failure to furnish, or for suspension or delays in furnishing, any of the services described by this paragraph as a result of breakdown, maintenance, repairs, strike, riot, civil commotion, scarcity of labor or materials, acts of God or any cause or reason whatever beyond the control of Landlord; nor shall any such failure, suspension or delay be deemed an eviction, actual or constructive, entitling Tenant to terminate this Lease or to any reduction or adjustment of rent hereunder. If any public utility or governmental authority having jurisdiction shall require Landlord or Tenant to restrict consumption of any utility or to reduce any service for the Demised Premises or the Building, Landlord and Tenant shall comply with such requirement without any reduction or adjustment of rent hereunder.

         18. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, contractors, invitees, and licensees shall observe faithfully and comply strictly with all reasonable rules and regulations promulgated by Landlord at any time and from time to time for the general well-being, safety, care, and cleanliness of the Demised

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Premises and the Building. A copy of such rules and regulations currently in effect is attached hereto as Exhibit A. Nothing in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce any rule or regulation or any covenant or agreement in any lease as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant of the Building.

         19. [DELETED]

         20. BANKRUPTCY. If the Tenant shall make an assignment of its assets for the benefit of creditors, or Tenant shall file a voluntary petition in bankruptcy, or if an involuntary petition of bankruptcy or for receivership be instituted against the Tenant and the same be not dismissed within thirty (30) days of the filing thereof, or if the Tenant be adjudged bankrupt, then and in any of said events this lease shall immediately cease and terminate at the option of the Landlord with the same force and effect as though the date of said event was the day herein fixed for expiration of the term of this lease.

         21. DEFAULTS & REMEDIES. It is agreed that if the Tenant shall fail to pay rent, or any installments thereof as aforesaid at the time the same shall become due and payable and/or any additional rent as herein provided although no demand shall have been made for the same; or if the Tenant shall violate or fail or neglect to keep and perform any of the covenants, conditions, and agreements herein contained on the part of the Tenant to be kept and performed or if the demised premises shall become vacant or deserted, then and in each and every such event from thenceforth, and at all times thereafter, at the option of the Landlord, the Tenant's right of possession shall thereupon cease and determine, and the Landlord shall be entitled to the possession of the demised premises and to re-enter the same without demand of rent or demand of possession of said premises and may forthwith proceed to recover possession of the demised premises by process of law, any notice to quit, or of intention to re-enter the same, being hereby expressly waived by the Tenant. And, in the event of such re-entry by process of law or otherwise, the Tenant nevertheless agrees to remain answerable for any and all damage, deficiency or loss of rent which the Landlord may sustain by such re-entry; and any costs or expenses incident thereto, including attorney's fees; and in such cases, the Landlord reserves full power, which is hereby acceded to by the Tenant, to relet the said premises for the benefit of the Tenant in liquidation and discharge, in whole or in part, as the case may be, of the liability of the Tenant under the terms and provisions of this lease. And it is further provided, that if, under the provisions hereof, a seven (7) day summons or other applicable summary process shall be served and a compromise or settlement thereof shall be made, it shall not be constituted as a waiver of any breach of any covenant, condition or agreement herein contained and that no waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this lease shall be deemed to have been waived by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. Provided that the Tenant shall have 30 days to remedy a default.

         22. DAMAGE BY FIRE OR CASUALTY. In case of damage by fire or other casualty to the demised premises or any part thereof, the Landlord shall have ninety (90) days within which to repair and restore the same without terminating this lease. Should the Landlord elect to repair and restore the damaged portion of said premises, then during the period that Tenant is deprived of the use of the damaged portion of said premises, Tenant shall be required to pay rental covering only that part of the premises that is able to occupy, the rent for the remaining space shall be that portion of the total rent which the amount of square foot area remaining that can be occupied bears to the total square foot area of all the premises covered by this lease. If during the term of this lease the premises shall be so damaged by fire or other casualty as to be untenantable, then, unless said damage be repaired within ninety (90) days thereafter as herein specified, either party hereto, upon written notice to the other party given at any time following the expiration of ninety (90) days after said fire or other casualty may terminate this lease, in which case the rent shall be apportioned and paid to the date of said fire or other casualty. No compensation or claim, or diminution of rent will be allowed, or paid, by Landlord, by reason of inconvenience, annoyance, or injury to businesses, arising from the necessity of repairing the demised premises or any portion of the building of which they are a part, however the necessity may occur.

         23. SUBORDINATION. This lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that the Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for an on behalf of the Tenant. Provided, however, that notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this lease, and in the event of any foreclosure sale under deed of trust, this lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale; and the Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this lease.

         24. CONDEMNATION. Tenant agrees that if the said premises, or any part thereof, shall be taken or condemned for public or quasi-public use or purpose by any competent authority, Tenant shall have no claim against the Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all right of the Tenant damages thereof, if any, are hereby assigned by the Tenant to the Landlord. And upon such condemnation or taking, the term o this lease shall cease and terminate from the date of such governmental taking or condemnation, and the Tenant shall have no claim against the Landlord for the value of any unexpired term of this lease.

         25. SUCCESSORS. It is agreed that all right, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, successors, and assigns.

         26. TENANT HOLDOVERS. If the Tenant shall, with the knowledge and consent of the Landlord, continue to remain in the premises after the expiration of the term of this lease, and extensions thereof when and in that event, Tenant shall, by virtue of this agreement become a tenant by the month at twice the base rent in effect during the last month of lease term and commencing the first day immediately following expiration of such lease term; and said Tenant shall give to the Landlord at least thirty (30) day's written notice from any rental due date of any intention to quit said premises, and Tenant shall be entitled to thirty (30) days' written notice to quit said premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the said Tenant, in which event the said Tenant shall not be entitled to any notice to quit, the usual thirty (30) day notice to quit being hereby expressly waived; provided, however that in the event that the Tenant shall hold over after the expiration of the term hereby created, and if the Landlord shall desire to regain possession of said premises promptly at the expiration of the term aforesaid, then at any time prior to Landlord's acceptance of rent from the Tenant as a monthly tenant hereunder, the Landlord, at its option, may forthwith re-enter and take possession of said premises without process, or by any legal process in force in the District of Columbia.

         27. POSSESSION. If Landlord shall be unable to give possession of the demised premises on the date of commencement of the term hereof by reason of the holding over or retention of possession of any tenant or occupancy, or if repairs, improvements, or decoration of the demised premises or of the building of which the demised premises form a part, are not completed, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the possession of the demised premises is given or the premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term shall in any other respect affect the validity of this lease or the obligations of Tenant hereunder, nor shall same be construed in any manner to extend the term of this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all terms, covenants, conditions, and provisions of this lease.

         28. PRONOUNS. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number in any place or places herein which the context may require such substitution or substitutions. The Landlord herein for convenience has been referred to in neuter form.

         29. ESTOPPEL CERTIFICATE. Within five (5) days after Landlord shall request same by giving notice to Tenant, at any time and from time to time, Tenant shall execute, acknowledge, and deliver to Landlord, without charge, a statement in writing which shall contain substantially the following provisions:
(a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications); (b) that Tenant accepts the Demised Premises and the improvements therein; (c) a statement of the dates to which rent and any other charges hereunder have been paid by Tenant; (d) a statement as to whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any condition, covenant or agreement set forth by this Lease and, if so, each such default of which Tenant has knowledge; (e) a statement that Tenant will not attempt to terminate this Lease by reason of Landlord's default or omission without giving notice of such default or omission to Landlord and to any mortgagee of the Building of which Tenant has knowledge; and (f) a statement of the address to/at which notice to Tenant should be delivered, sent or left. Any such statement may be relied by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or any prospective assignee of any mortgagee.

         30. RESERVATION OF RIGHTS. Landlord hereby reserves to itself and its successors and assigns the following rights: (a) to change the street address and/or the name of the Building; (b) to change the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, bathrooms or other public areas of the building; (c) to erect, maintain, and use pipes and conduits in and through the Demised Premises; and (d) to grant to anyone the right (even to the exclusion of others) to conduct any particular business or undertaking in the Building. Tenant hereby consents to the reservation of all such rights and agrees that Landlord may exercise any or all such rights without the same constituting an eviction, actual or constructive, or a disturbance or interruption of Tenant's business or of Tenant's use of occupancy of the Demised Premises.

         31. GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the District of Columbia.

         32. NOTICES. Except as otherwise expressly provided by this Lease, all notices provided or required by this Lease shall be in writing. Any bill, statement, written notice or written communication which Landlord may give to Tenant shall be deemed sufficiently given if delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building or at the last known residence or business address of Tenant or left at any of the aforesaid premises addressed to Tenant or any address designated by Tenant. Any written notice by Tenant to Landlord shall be deemed sufficiently given only if sent by registered or certified mail addressed to Landlord, Suite 230, 805 - 15th Street, N.W., Washington, D.C. 20005 or such other address as Landlord May designate by notice given to Tenant.

         33. LIMITATION OF LIABILITY. Tenant agrees that the liability of Landlord to Tenant under this Lease is limited solely to the assets of the limited partnership which owns the Building and the land on which it stands and that the partners thereof shall have no personal liability under this Lease. Tenant covenants and agrees to look solely to the assets of the limited partnership for the satisfaction of any liability of Landlord to Tenant under this Lease, and Tenant agrees not to bring any action asserting personal liability of the partners of said limited partnership.

         34. WAIVER OF JURY. The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Demised Premises.

         35. COVENANT OF QUIET ENJOYMENT. Landlord covenants that it has the right to make this Lease for the term aforesaid and that, if Tenant shall pay the rent and perform all of the covenants, terms, conditions, and agreements of this Lease to be performed by Tenant, during the term hereby created, shall freely occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

         36. SECURITY DEPOSIT. At the time of the execution of this Lease, Tenant has deposited with Landlord the sum of $5,395.00 (receipt of which is hereby acknowledged) as security for its faithful performance and observance of the terms, conditions, covenants, and agreements of this Lease (hereinafter referred to as the "security deposit"). Landlord shall not be required to maintain the security deposit in a separate account, and the security deposit shall not earn interest, unless required to do so by law. In the event Tenant defaults in respect of any of the terms, conditions, covenants or agreements of this Lease, including, but not limited to, the payment of rent or any other payment required pursuant to this Lease, Landlord may (but shall not be obligated to) use, apply or retain the whole or any part of the security deposit to the extent required for the payment of rent or any other sum as to which Tenant is in default and for any sum which Landlord may expend by reason of Tenant's default including, but not limited to, any damages or deficiency in the reletting of the Demises Premises. In the event that Landlord shall so use or apply the whole or any part of the security deposit, Tenant shall deposit with Landlord, within five (5) business days after transmittal of written notice to Tenant of the necessity therefor, the amount necessary to restore the security deposit to its original amount, and Tenant's failure to do so shall be deemed a failure to pay Additional Rent and shall constitute a Default under this Lease.

         37. Landlord agrees to provide a reasonable turn-key buildout to the Demised Premises in accordance with attached Tenant plan. These improvements shall include modifications to existing walls, painting, carpeting, the installation of a heat pump unit for heating and cooling, a kitchen facility and other reasonable improvements as noted. Building standard improvements also include a deep-cell parabolic lens for overhead lighting. Tenant shall pay $100 per month as additional rent to cover cost of heatpump system and after hours heat throughout the term of this lease.

         38. Landlord, at Landlord's expense, shall install three (3) cable television connections (C-Span, CNN, CNBC) within the Demised Premises through the use of an existing roof-top antenna.

         39. Tenant will have the option to lease storage space on the lower level of the Building, throughout the term of the lease, subject to availability.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

                                       LANDLORD:

                                       15TH & H STREET ASSOCIATES



                                       By: /s/ S. Jon Gerstenfeld
                                           ______________________
                                            S. Jon Gerstenfeld,
                                            General Partner


ATTEST:                                TENANT:

                                       CAPITAL HILL PUBLISHING COMPANY, INC.



                                       By: /s/ Martin Tolchin
_________________________________         ______________________
(Corporate Seal)                           Martin Tolchin,
                                           President

                                    EXHIBIT A


                                WOODWARD BUILDING
                               RULES & REGULATIONS


                                     OUTLINE

I N T R O D U C T I O N                             12)  Inspection of Merchandise
                                                    13)  Landlord's Employees
1)  Common Areas                                    14)  Non-Standard Finishes
             Ingress & Egress - No Obstruction      15)  Access to Building After Hours
             Ground Floor Tenant - Sidewalks                    Tenant's Liability
             Common Benefit of Tenants              16)  Emergencies
             Overcrowding Restrictions              17)  No Lodging/Immoral Purposes
2)  Restricted Areas                                18)  Hand Trucks
3)  Awnings, Other Projections, Blinds,             19)  Tenant's Employees
    Drapes, No Defacing of Building                 20)  Janitorial Cleaning
4)  Signs, Showcases, and Advertising               21)  Trash Removal
5)  Use of Bathrooms and Plumbing Facilities        22)  Use of HVAC
6)  No Soliciting                                   23)  Locks/Keys
7)  No Nuisance                                     24)  Building Hours
             No Noise                               25)  Antennas
             No Cooking                             26)  Drapes
             No Littering                           27)  Directory
             No Odors                               28)  Closing and Locking of Doors
8)  No Bicycles-Animals                                         During Business Hours
9)  Restriction on Use, No Manufacturing,                       Closing Tenant's Office Each Day
    Storage, etc.                                               Retail Tenant
10) No Inflammable Fluids                           29)  Access to Tenant's Space
11) Moving Procedures and Hours
             Scheduling Move/Freight Elevator
             Protection of Building
             Responsibility for Damage





         Introduction - The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to insure compliance with all municipal and other requirements. Strict adherence to these rules and regulations is necessary to guaranty that each and every tenant will enjoy a safe an unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these rules and regulations by tenant, after notice from the Landlord, shall be sufficient cause for termination of the Lease at the option of the Landlord. The cost of all damages resulting from any violation of the rules and regulations shall be borne by the tenant who, or whose servants, employees, agents, visitors, vendors, or licensees, shall have caused the same.

         The Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the rules and regulations provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent,
(ii) any such waiver shall not release such tenant from the obligation to comply with such rule or regulation in the future, unless expressly consented to by the Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations, unless such other tenant has received a similar waiver in writing from the Landlord, (iv) any such waiver by Landlord shall not relieve tenant from any obligation or liability of tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of tenant's failure to comply with any such rule or regulation.

1) Common Areas - Ingress & Egress - No Obstruction - The sidewalks, entrances, passages, arcades, elevators, vestibules, stairways, corridors, roofs, or halls, or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Demised Premises. Ground Floor Tenant Sidewalks - If the Demised Premises are situated on the ground floor of the Building, the tenant thereof shall, at said tenant's own expense, keep the sidewalks and curb directly in front of said Demised Premises clean and free from ice and snow. Common Benefit of Tenants Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for common use of the tenants, in such manner as the Landlord deems best for the benefit of the tenants generally. Overcrowding restrictions - No tenant shall permit the visit to the Demised Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by the other tenants of the entrances, corridors, arcades, elevators, and other public portions or facilities of the Building.

2) Restricted Areas - Tenants shall not enter the mechanical rooms, air-conditioning rooms, electrical closets, janitorial closets, or similar areas, or go upon the roof, without the prior written consent of the Landlord.

3) Awnings, Other Projections, Blinds, Drapes, No Defacing the Building - No awnings or projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord. No drapes, blinds, shades, screens, displays, or other things shall be attached to, or hung in, or used in connection with any window or door of the Demised Premises without the prior written consent of the Landlord and, if installed, all such awnings, projections, curtains, blinds, shades, screens, or other fixtures, including their quality, type, design, color and manner of installation shall have the prior written approval of Landlord. Tenant shall not mark, paint, drill into, cut, string wires within, or in anyway deface any part of the Building except with the prior written consent of the Landlord and then only in the manner specified by Landlord.

4) Signs, Showcases, and Advertisings - No sign, advertisement, notice or other lettering shall be painted, affixed, exhibited, or inscribed by any tenant on any part of the outside or inside of Demised Premises or the Building without the prior written consent of the Landlord. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, sidewalks, arcades, or vestibules without the prior written consent of the Landlord, Interior signs on doors and on the Building directory shall be installed, inscribed, painted, or affixed for each tenant only by Landlord at the expense of such tenant and shall be of a size, color, and style acceptable to the Landlord. Except with the prior written consent of the Landlord, all signs shall be in accordance with Landlord's standard sign criteria.

5) Use of Bathrooms and Plumbing Facilities - The toilet rooms, toilets, urinals, washbowls, and other plumbing fixtures in the Building shall not be used for any purpose other than for which they were constructed. No sweepings, rubbish, rags, coffee grinds, food matter, or other foreign substances shall be thrown therein. The tenant shall not waste water by interfering or tampering with the faucets or otherwise.

6) No Soliciting - Canvassing, soliciting, and peddling in the Building, including the distribution of handbills or other written material, is prohibited and each tenant shall cooperate to prevent the same.

7) No Nuisance - No Noise - No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings, or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, signing, or in any other way. No Cooking - No cooking shall be done or permitted on the Demised Premises except that the private use by the tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, and similar beverages shall be permitted, provided that such use is in accordance with all applicable governmental laws, codes, ordinances, rules and regulations. No Littering - No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in the common areas or out of windows of the Building. No Odors - No tenant shall cause or permit any odors of cooking or any unusual or objectionable odors to be produced upon or permeate form the Demised Premises.

8) No Bicycles-Animals - No bicycles, other vehicles, animals, birds, or pets of any kind shall be brought in the Building or kept in or about the Demised Premises without prior permission of Landlord.

9) Restrictions on Use, No Manufacturing, Storage, etc. - Tenant shall not use any portion of the Building a) for the manufacturing or for the storage of goods, wares, or merchandise (except if storage is incidental to the use of the Demised Premises for general office purposes); b) for the manufacture or direct sale of liquor, narcotics, or tobacco in any form; c) as a medical office, barber shop, school, music studio, dance studio, or employment agency; or d) for any auction, public or private. These restrictions on usage can be waived only with Landlord's written consent.

10) No Inflammable Fluids - No inflammable, combustible, or explosive fluid, chemical, or substance shall be brought or kept upon the Demised Premises or Building.

11) Moving Procedures and Hours - Scheduling Move/Freight Elevator - All removals or the carrying in or out of any freight, furniture, safes, or bulky matter of any description must take place during the hours which the Landlord or Landlord's agents may determine from time to time. All such items must be moved only on the freight elevator. The name of the moving company is needed to obtain the Landlord's approval for their use and to authorize the movers entry into the Building. The elevator can only be reserved for the following non-rush hour periods: 1) before the morning rush hour (prior to 9:00 A.M.); 2) after evening rush hour (after 6 P.M.); 3) and Saturday morning 7:00 a.m. to noon. These time frames are established to retain the maximum number of elevators in service during peak periods. Moving must take place through the lobby at the 15th Street entrance of the Building. Tenants are not allowed to move items across the ground floor lobby or the lobbies on other floors of the Building due to potential damage to the Building and inconvenience to other tenants and guests entering and leaving the Building. Protection of Building - All means or methods used to move equipment, material, supplies, furniture, or other property in or out of the Building must be approved by Landlord prior to such movement. If any movement is across finished floors (marble, carpet, etc.), the floor must be protected by plywood or similar material during the move. Landlord shall have a right to prescribe the maximum weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute weight. Responsibility for Damage - Landlord will not be responsible for loss or damage to any such property for any cause and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

12) Inspection of Merchandise - Landlord reserves the right to inspect all such freight, supplies, furniture, fixtures, and other personal property to be brought into the Building and to exclude all such objects which violate any of the rules and regulations or the Lease.

13) Landlord's Employees - Landlord's employees shall not perform or do anything outside the regular duties, unless under special instructions from the management of the Building. The requirements of tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord from time to time or as such charge is agreed upon in advance by Landlord and tenant.

14) Non-Standard Finishes - The Landlord does not maintain or clean suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, the Landlord will arrange for the work to be done at tenant's expense.

15) Entry to Building After Hours - The Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or security guard, if any, on duty. Landlord further reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and all day Saturday, Sunday, and legal holidays, all persons who do not present identification acceptable to Landlord. Each tenant shall provide Landlord with a list of all persons authorized by tenant to enter its Demised Premises. If tenant uses the Demised Premises after regular business hours, weekends, or holidays, tenant shall firmly close, to lock, the entrance door to the Building immediately after using such door. Also for security purposes, tenant shall not permit any other person to enter the Building with him or her without the other person being cleared by the security guard or security system. Tenant's Liability - Tenant shall be liable to Landlord for all acts of persons authorized for entry by the tenant. Landlord shall in no case be liable for damages for any error with regard to admission to or exclusion from the Building of any person.

16) Emergencies - In the case of emergencies, invasion, mob, riot, public excitement, or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building, for the safety of tenants and protection of property in the Building.

17) No Lodging/Immoral Purposes - The tenant shall not use the Building for lodging, sleeping, or for any immoral or illegal purpose, or for any purpose that will damage the Building or the reputation thereof, or for any other purposes other than those specified in the lease.

18) Hand Trucks - There shall not be used in any space or in the public halls of the Building, either by any tenant or others any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve.

19) Tenant's Employees - If any person is employed by any tenant to do janitorial work within the Demised Premises, such person shall, while in the Building and outside of said Demised Premises, comply with all instructions issued by the superintendent of the Building.

20) Janitorial Cleaning - The work of the janitorial or cleaning personnel shall not be hindered by tenant after 5:30 P.M. and such work may be done at any time when the offices are vacant; the windows, doors, and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging this obligation regarding cleaning service.
         Janitorial services are not provided on weekends and holidays.

21) Trash Removal - Tenants shall not deposit any trash, refuse, cigarettes, or other substance of any kind within or out of the Building, except in the refuse containers provided therefore. Tenant shall not introduce into the Building any substance which might add an undue burden to the cleaning or maintenance of the Demised Premises or the Building. Each tenant shall store all of its trash and garbage within its Demised Premises. No material shall be placed in the trash boxes or receptacles, if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office Building trash and garbage in the District of Columbia (without being in violation of any law or ordinance governing such disposal). All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at times as Landlord shall designate.

22) Use of HVAC - Tenant shall not obstruct, alter, or in any way impair the efficient operation of the Landlord's heating, ventilation, air-conditioning, electrical, fire, safety, or lighting systems.

23) Locks/Keys - Landlord will furnish each tenant, free of charge, two sets of keys to each door lock provided in the Demised Premises by Landlord. All other keys to the exterior doors of the Demised Premises shall be obtained by tenant from the Landlord and tenant shall pay the Landlord for such keys. Tenant shall not make duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Building, nor shall tenant make any changes in existing locks or the mechanisms thereof without prior written consent of Landlord. Tenant shall upon termination of its tenancy, provide Landlord all keys to the Building, the Demised Premises, and all interior doors, cabinets, and other key control mechanisms therein, whether or not such keys were furnished to tenant by Landlord. In the event of the loss of any key furnished to tenant by Landlord, tenant shall pay the Landlord the cost of replacing the same or changing the lock or locks opened by such loss key if Landlord shall deem it necessary to make such change.

24) Building Hours - The normal hours of operation of the Building shall be 8 A.M. to 6 P.M. Monday through Friday and 8 A.M. to 1 P.M. on Saturday. If any additional heating or air-conditioning is requested by tenant during other than normal business hours, tenant agrees to pay as additional rent for such service the rate then established by Landlord.

25) Antennas - Radio or television antennas or other similar devices shall not be installed without first obtaining in each instance Landlords' consent in writing. Any such device so installed, without such written consent, shall be subject to removal without notice at any time at the tenant's expense.

26) Drapes/Chair Mats - Drapes installed in the Demised Premises must be approved by Landlord in writing and must be cleaned by the tenant at least once a year without notice at tenant's sole expense. Chair mats are required to be used beneath all desk chairs to protect carpeting. Tenant will be responsible for the cost to repair or replace carpet if mats are not used.

27) Directory - The directory of the Building will be provided by the Landlord at tenant's expense for the display of the name and suite number of each tenant. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

28) Closing and Locking of Doors - During Business Hours - During business hours each tenant shall keep closed all doors opening to the common areas or to the outside of the Building except as these may be used for ingress and egress. Closing Tenant's Office for the Day - Before closing its office, each tenant or tenant's employee shall make sure that all doors opening to the common areas or to the outside of the Building are locked, that all windows are closed, that all lights and electrical appliances are turned off, and that all water faucets and water apparatus are shut off so as not to cause any damage or waste. Retail Tenant - Other than during normal hours of operationof the Building, Retail Tenants shall keep all doors opening onto the arcades or other common areas of the Building closed and locked.

29) Access to Tenant's Space - Landlord will not permit entrance to tenant's office by use of the pass keys controlled by Landlord to any person at any time without written permission of tenant, except employees, contractors, or service personnel directly supervised by Landlord or persons accompanied by representative of Landlord.

                         L E A S E    A D D E N D U M



October 13, 1994





Landlord:            Fifteenth and H Street Associates

Tenant:              Capitol Hill Publishing Company, Inc.

Reference:           Lease dated June 28, 1994 between the above parties for
                     Suite 1140 in the Woodward Building, Washington, D.C.




Referenced lease agreement is hereby amended effective this date under the same terms, covenants and conditions, as follows:




1. Effective November 1, 1994 the leased premises shall be expanded to include Room 1137 consisting of approximately 235 sq. ft.

2. The monthly rent shall be increased by Three Hundred and Forty Five Dollars ($345.00) for a total base rent of Five Thousand Seven Hundred and Forty Dollars ($5,740.00) as of November 1st.

3. The square footage of Tenant's suite shall be increased to 3,735 or 2.273% of the building.




Except as herein stated, the lease agreement before mentioned remains in full force and effect.

IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed and the Tenant has hereunto set his hand and seal, all done as of the day and year first above written.


WITNESS:                            LANDLORD: FIFTEENTH & H ST. ASSOCIATES


                                    By:  /s/ S. Jon Gerstenfeld
___________________________              ___________________________________
                                                S. Jon Gerstenfeld
                                                General Partner

                                    TENANT: CAPITOL HILL PUBLISHING CO.,
                                                 INC.


                                    By:  /s/ Martin Tolchin
___________________________              ___________________________________
                                                   Martin Tolchin
                                                   President

                         L E A S E    A D D E N D U M



November 18, 1994





Landlord:           Fifteenth and H Street Associates

Tenant:             Capitol Hill Publishing Company, Inc.

Reference:          Lease dated June 28, 1994 between the above parties for
                    Suite 1140 in the Woodward Building, Washington, D.C.




Referenced lease agreement is hereby amended effective this date under the same terms, covenants and conditions, as follows:




1. Effective this date the leased premises shall be expanded to include Storage room #5 in the basement consisting of approximately 152 sq. ft.

2. The monthly rent shall be increased by One Hundred Twenty Six Dollars ($126.00) effective December 1, 1994. Prorated rent for November 1 thru 30th shall be $42.00.

3. This addendum may be cancelled with Thirty (30) days prior written notice which shall be a rental due date.




Except as herein stated, the lease agreement before mentioned remains in full force and effect.

IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed and the Tenant has hereunto set his hand and seal, all done as of the day and year first above written.


WITNESS:                            LANDLORD: FIFTEENTH & H ST. ASSOCIATES


                                    By:  /s/ S. Jon Gerstenfeld
___________________________              ___________________________________
                                                   S. Jon Gerstenfeld
                                                   General Partner


                                    TENANT: CAPITOL HILL PUBLISHING CO.,
                                                 INC.


                                    By:  /s/ Martin Tolchin
___________________________              ___________________________________
                                                   Martin Tolchin
                                                   President

                         L E A S E    A D D E N D U M



January 15, 1996





Landlord:           Fifteenth and H Street Associates

Tenant:             Capitol Hill Publishing Company, Inc.

Reference:          Lease dated June 28, 1994 between the above parties for
                    Suite 1140 in the Woodward Building, Washington, D.C.




Referenced lease agreement is hereby amended effective this date under the same terms, covenants and conditions, as follows:




1. Effective February 1, 1996 the premises shall be expanded to include Room 1134 consisting of approximately 270 Square feet.

2. The monthly rent shall be increased by Three Hundred Ninety Three and 75/100 dollars ($393.75) as of February 1, 1996.

3. The square footage of Tenant's suite shall be increased to 4,005 square feet or 2.437% of the building.




Except as herein stated, the lease agreement before mentioned remains in full force and effect.

IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed and the Tenant has hereunto set his hand and seal, all done as of the day and year first above written.


WITNESS:                            LANDLORD: FIFTEENTH & H ST. ASSOCIATES


                                    By:  /s/ S. Jon Gerstenfeld
___________________________              ___________________________________
                                                  S. Jon Gerstenfeld
                                                  General Partner


                                    TENANT: CAPITOL HILL PUBLISHING CO.,
                                                 INC.



                                    By:  /s/ Martin Tolchin
___________________________              ___________________________________
                                                    Martin Tolchin
                                                    President

                                 SJG Properties
                                    SUITE 230
                           805 FIFTEENTH STREET, N.W.
                              WASHINGTON, DC 20005
                                     -------

                           (202) 842-5100 FAX 842-5107



                                   8 June 1998



Ms. Marty Fleming
Capitol Hill Publishing
Woodward Building
733 15th Street, N.W.
Suite 1140
Washington, DC  20005

Dear Marty:

In accordance with Paragraphs 1A and 1B of your lease agreement, there will be an increase in your monthly rent effective July 1, 1998. Your new rent will be $7,140.24 according to the following calculations:

         *South Urban
         Consumer Price Index (CPI-W 1982-84 = 100):

         March 1998 -  April 1994 =        156 - 142.2       =        .0970
         ________________________      ___________________         _________
         Base Index    April 1994                142.2


         CPI Increase     .0970    x Base rent $   6,293.75  = $ 610.49
                     _____________             ______________ __________

         Base rent $ 6,293.75 + CPI $ 610.49   +  236 (storage) =
                   __________       __________  _______________

                                    New Monthly Rent =  $7,140.24
                                                      _____________

Please feel free to call if you have any questions.


                                                     Sincerely,


                                                     Jill Mitchell Wilson
                                                     Director
                                                     Property Management


         *  The Washington, D.C. Index was discontinued in November 1997.

                         L E A S E   E X T E N S I O N


29 June 1999


LANDLORD:           FIFTEENTH AND H STREET ASSOCIATES

TENANT:             CAPITOL HILL PUBLISHING COMPANY, INC.

REFERENCE:          Lease dated June 28, 1994 between the above parties for
Suite 1140 in the Woodward Building, Washington, D.C. and Addendums dated October 13, 1994, November 18, 1994, January 15, 1996, and March 6, 1997.



Referenced lease agreement is hereby amended effective this date under the same terms, covenants and conditions, as follows:

1. Effective August 1, 1999 the lease shall be extended for a period of five (5) years from August 1, 1999 through July 31, 2004.

2. The monthly base rent shall be reduced to Six Thousand Five Hundred Dollars ($6,500) as of August 1, 1999. Total rent including storage beginning the month of August will be $6,836.

3. The CPI base index shall be changed to April 1999 from April 1994.

4. Landlord agrees to paint the suite and have the carpet cleaned at his expense on weeknights after normal working hours.

5. Building Redevelopment: If Landlord is vacating the entire Building for substantial renovation or demolition of the Building, Landlord may cancel this lease any time after June 1, 2003, upon six (6) months prior notice.





Except as herein stated, the lease agreement before mentioned remains in full force and effect.

IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed and the Tenant has hereunto set his hand and seal, all done as of the day and year first above written.



WITNESS:                            LANDLORD: FIFTEENTH & H ST. ASSOCIATES


                                    By:  /s/ S Jon Gerstenfeld
___________________________              ___________________________________
                                                  S. Jon Gerstenfeld
                                                  General Partner


                                    TENANT: CAPITOL HILL PUBLISHING CO.,
                                                 INC.


                                    By:  /s/ Martin Tolchin
___________________________              ___________________________________
                                                  Martin Tolchin
                                                  President